                                                                      EXHIBIT 99

                          Sustaining the Momentum in
                            Distribution Operations

                              Susan A. McLaughlin
                           Executive Vice President
                           & Chief Operating Officer

                             Operating Philosophy

 . Customer Focus

 . Commercial Orientation

 . Bottom-line Results

                                  Imperatives

 . Relentless focus on operational excellence

 . Shift in marketer relationships

 . New regulatory paradigm

 . Support growth of new ventures

                     What We Promised. What We Delivered.

Promised

     . VNG accretive within the year

     . Continued focus on operational excellence

Delivered

     . VNG earnings accretion achieved by the end of the 3rd quarter FY01

     . EBIT growth of 43% as Distribution Operations segment contributed
       $215.5 million, compared with $150.8 million in FY00.

                                  Who We Are
                            Distribution Operations

                                       AGLC/CGC and VNG
                                       ----------------

                                       . 1.8 million customers
                                       . Premium service territories
                                       . Strong brand recognition
[MAP APPEARS HERE]                     . Efficient utility operators
                                       . Strategic location in
                                         Southeastern U.S.
                                       . VNG expanded utility platform
                                         for future acquisitions/growth

                            How We Delivered - VNG

 . Implementation of new meter installation practices helped drive down cost for adding a new customer by 22%

 . Instilled capital expenditure discipline thereby reducing annual expenditures by 38% to $16 million

 . Reorganized management, support and operations staffing resulting in a 42% reduction in headcount to 282 employees

 . Functional integration of operations and consolidation of management systems

             We successfully applied our AGLC operating model and
               practices to dramatically improve VNG operations

                            VNG ... One Year Later

                            [GRAPHIC APPEARS HERE]

           In one year, we have reduced capital expenditures by 38%
                 and the cost to hook up a new customer by 22%

                              How We Delivered -
                         Other Distribution Operations

 . Solid residential growth resulting in a 1.8% increase in net customer base
  (26,900 increase in customer count)

 . Pipeline replacement rider contributed an incremental $5.2 million in margin vs. FY00

 . New business initiatives

 . Expense control despite unprecedented levels of SONP and bad debt

          All this while continuing to make strategic investments in process and technology

               Historical vs. Current Shut-Offs for Non-Payment

                            [GRAPHIC APPEARS HERE]

                     Aggressive Cost Management Discipline
                            Distribution Operations

                            [GRAPHIC APPEARS HERE]

                     Aggressive Cost Management Discipline
                            Distribution Operations

                            [GRAPHIC APPEARS HERE]

                             Focus on Productivity
                            Distribution Operations

       [GRAPHIC APPEARS HERE]                    [GRAPHIC APPEARS HERE]

         We have been able to substantially decrease our leak response times while also improving our employee-to-customer leverage

                             Where We Go From Here
                       Distribution Operations Strategy

Grow earnings at high single-digit rate through relentless focus on:

 . Operational excellence
 . Smart growth of the base business
 . Rapid and effective integration of acquisitions

                             Where We Go From Here
                         Opportunities and Challenges

 . Strong economic conditions in our service territories

 . Excellent opportunities to extract value from core operations

 . Best practices in place for implementation of future acquisitions

 . Rate structure predictability

 . Impact of Georgia Governor's review of deregulation

 . Management of marketer relationships/issues

                         Where We Go From Here - FY02

 . Solid, albeit slower growth

 . Continuing benefit of VNG integration

 . Continued implementation of best practices

 . New management talent to supplement existing leadership

          We have demonstrated our ability to deliver. We will again deliver on our commitments.

                          Sustaining the Momentum in
                            Distribution Operations

                              Susan A. McLaughlin
                           Executive Vice President
                           & Chief Operating Officer

                       Reshaping the Regulatory Paradigm:
                    A Look at Federal and State Regulatory
                       Challenges and Opportunities for
                                 AGL Resources

Kevin P. Madden
Executive Vice President,
Legal, Regulatory & Governmental Strategy
November 2, 2001

I. Proposed Standards of Conduct Rulemaking
A. Current Standards
   1. Order No. 497 - Pipelines: prohibit giving preferential or undue treatment/information to their marketing affiliates which are traditionally shippers.
   2. Order No. 889 - Utilities: prohibit giving preferential or undue treatment/information to wholesale merchant function, but allows utilities to make purchases to serve bundled retail customers.

B. What lead to proposed rulemaking
   1. Changes in the Gas and Electric Industries
      .  Open Access Service
      .  Unbundling
      .  Capacity Release
      .  E-Commerce
      .  Temp lifting of Capacity Release
      .  Mergers/Acquisitions

      .  Convergence: Pipelines/Utilities have wider array of energy affiliates
         -  Power Generators
         -  New Services (Market Affiliate/Non-Market Affiliate)
         -  Bundled Sales
         -  Asset Management Services
         -  Price Hedging
         -  Risk Management Services
      .  Non-Market Affiliates
         -  Avoided Standards of Conduct by managing and not holding Capacity
                                            --------         -------

2. Dominion Resources & Consolidated Natural Gas Company Merger
   . Condition on merger acceptance that standard of conduct applied to all energy companies
   .  Effect on competition
      - Dominion (Trans. Provider, Several Power Projects and Generating plants)
      -  CNG (Interstate Pipeline and several LDCs)

3. El Paso, Coastal, Enron

C. Proposed Rule
   .  Broader Scope
      -  Includes all energy affiliates of pipelines and transmission providers.
      -  Applies stricter separation of functions requirements.
      -  Applies broader prohibitions on sharing of information.
      - Applies stricter posting requirements of organization job titles, duties, etc. (OASIS, Internet).
      -  Establish transmission independence requirement.
           >>  RTO exception

D. Economic Impact
   .  Structural Changes
   .  Staffing Realignments
   .  Cost Benefits
   .  Effect on Mergers/Acquisitions

II. Evolving Regulatory Paradigm
A.  Federal vs. States
    1. Legislation
    2. Jurisdictional Issues
    3. Rate Policies
       -  Traditional Cost of Service vs. Light-handed vs. Incentive
    4. Infrastructure Philosophy
       -  Terms & Conditions
          >>  Interconnection
       -  Market Monitoring

B.  Corporations
    1. Structure
    2. Regulated vs. Unregulated
    3. Develop Strategies/Options
    4. Examine Assets
    5. Change Readiness (Flexibility/Agility)

III. States
A.   Georgia
     1. Capacity Supply Plan
        . GPSC rejected AGLC's request for peaking capacity and denied the bailment agreement with Sequent.
        .  AGLC's offer of settlement received wide support.
           -  Accept AGLC's peaking capacity projections
           -  AGLC's authority in bid selection
           -  Sequent's right to bid in RFP process
           -  AGLC's right to have bailment agreement with Sequent
           -  GPSC reopened decision (10/23)

     2. Earnings Review
        .  GPSC Decision
           -  Consultant Report - Overearning
           -  Deferred Procedural Schedule
           -  Established Technical Conference
           -  Future Actions

        .  AGLC's Rate Case
           -  Seek an increase of between $28-40M.
           -  Seek performance based rates.
              >>  Broad band for return
                  - Georgia Power (10 - 12.5%)
                  - Sharing Mechanism
              >>  Performance Service Mechanism
                  - e.g., Customer Service
           -  Seek recovery of Bad Debt from marketer's default.
           - Seek new services to maintain and attract customers. >> Commercial/Industrial

     3. Governor's Task Force to review deregulation
        .  Marketers declined from 20 to 9.
        .  Georgia paying among highest retail gas rates.
        .  Record number of Georgia consumers disconnected.

B. Tennessee
   -  Gas Costs
      . TRA approved Chattanooga's (CGC) exemption from prudence reviews of gas purchases.
         -  Band: 101% of market index
      .  TRA approved CGC's annual cost adjustment review of gas costs.
      .  Expect favorable TRA decision to recover gas cost portion of bad debt.

C. Virginia
   -  Integration
      .  Reorganized management/staffing (38% less).
      . Eliminated/transferred duplicative corporate functions to Services company.
      .  Converted information systems.

                       Reshaping the Regulatory Paradigm:
    A Look at Federal and State Regulatory Challenges and Opportunities for
                                 AGL Resources



Kevin P. Madden
Executive Vice President,
Legal, Regulatory & Governmental Strategy
November 2, 2001

                              We Keep Delivering:
                         Getting to As Good As It Gets

                             [GRAPH APPEARS HERE]

Paula Rosput
President and Chief Executive Officer
November 2, 2001

                               Last Year We Said:
                           "Watch For The Milestones"
 .  Improve the base business
   -  Best practices
   -  VNG Integration
 .  Restructure under-performing retail businesses
   -  Utilipro
   -  SouthStar
 .  Develop a mid-stream business
 .  Build the telecommunications infrastructure business

                                 2001 In Review

      .  VNG/Enron/VSCC agreement
      .  Duszynski joins
      .  SouthStar process
         improvement
      .  Incentive compensation
         for all employees
_________________|__________________
                 |
                 1Q
               ------
Share Price    $22.06
12 months EPS  $ 1.35

                                 2001 In Review


      .  VNG/Enron/VSCC agreement
      .  Duszynski joins
      .  SouthStar process         .  Sequent trading
         improvement               .  SouthStar leadership
      .  Incentive compensation       change
         for all employees         .  Utilipro Sale
_________________|________________________|_________________
                 |                        |
                 1Q                      2Q
               ------                  ------
Share Price    $22.06                  $21.91
12 months EPS  $ 1.35                  $ 1.77

                                 2001 In Review


      .  VNG/Enron/VSCC agreement                           .  VNG accretive
      .  Duszynski joins                                    .  McLaughlin, O'Brien join
      .  SouthStar process         .  Sequent trading       .  First telecomm
         improvement               .  SouthStar leadership     construction
      .  Incentive compensation       change                .  Joint use pipeline
         for all employees         .  Utilipro Sale            marketing
_________________|________________________|__________________________|_____________________
                 |                        |                          |
                 1Q                      2Q                         3Q
               ------                  ------                     ------
Share Price    $22.06                  $21.91                     $23.75
12 months EPS  $ 1.35                  $ 1.77                     $ 1.68

                                 2001 In Review

                                                                                           .  Dynegy legal action
                                                                                           .  Georgia gas operations
      .  VNG/Enron/VSCC agreement                           .  VNG accretive                  protocol changes
      .  Duszynski joins                                    .  McLaughlin, O'Brien join    .  Georgia earnings
      .  SouthStar process         .  Sequent trading       .  First telecomm                 review
         improvement               .  SouthStar leadership     construction                .  Madden joins
      .  Incentive compensation       change                .  Joint use pipeline          .  Governor's panel
         for all employees         .  Utilipro Sale            marketing                      on Natural Gas
_________________|________________________|__________________________|______________________________|_____________________
                 |                        |                          |                              |
                 1Q                      2Q                         3Q                             4Q
               ------                  ------                     ------                         ------
Share Price    $22.06                  $21.91                     $23.75                         $19.97
12 months EPS  $ 1.35                  $ 1.77                     $ 1.68                         $ 1.50

                           It Was The Best of Times...
 .  Record-setting run rates in base business; process improvement abounds
 . Sequent starts up and develops total asset strategy amid record volatility . Company refinances at favorable rates; interest rate management
 .  Corporate overheads reduced and management upgraded
 .  Telecomm business concept validated

                          It Was The Worst of Times...
 .  Georgia regulators, unhappy with prevailing retail prices, seek rate review of AGLC's rates
 .  Dynegy proves to be an unworthy business partner and invites litigation
 .  Telecomm sector downturn slowed IXC commitments by almost a year
 .  Efforts to upgrade SouthStar yield costly skeletons
 .  Record high bills create unprecedented bad debt reserves

                          Retail Commodity Rates of
                            Major Marketers Versus
                          Underlying Wholesale Costs

                             [GRAPH APPEARS HERE]

                           AGL's Base Rates Versus
                             Southwest Base Rates

                             [GRAPH APPEARS HERE]

                         Problems Create Opportunities
 .  Earnings review and Governor's panel create path to fix many weaknesses in
   Georgia framework
 .  Regulatory talent rethinking asset classification and jurisdiction
 .  Disillusion with and distress of major marketers enhances Sequent's market-
   maker role
 .  Volatility management allows for innovation in gas supply
 . Distress in telecom allows for purchase of ACSI at less than construction costs; fosters more rapid subscription of Atlanta network

                       Great Leaders Make The Difference

                                                    Experience In
                                      -----------------------------------------
                Years of    # Cos.                                    Trading &
               Experience  In Career   Retail  Wholesale  Regulatory  Marketing
_______________________________________________________________________________
Rosput             21         4         [ ]      [ ]         [ ]         [ ]

McLaughlin         25         4         [ ]      [ ]         [ ]

O'Brien            21         2         [ ]      [ ]         [ ]         [ ]

Duszynski          21         5                  [ ]                     [ ]

Madden             28         1         [ ]      [ ]         [ ]

              . Team is tempered by large-cap company experience
                  . Matured by tough competitive environments
                            . Deeply results-driven

                         The Culture of Accomplishment


[GRAPH APPEARS HERE]                                [GRAPH APPEARS HERE]

                             [GRAPH APPEARS HERE]

                               What Do We Believe
                                About 2002-2003?
 .  September 11 ushers change...in economic conditions, reliance on telecommunications, infrastructure, and energy supply security
 . Natural gas markets have inherent volatility, waiting to be unleashed . Our southeast U.S. fundamentals still superior
 .  Regulators are ready for stability
 .  The "Enron Effect" will be widespread
 .  We need more scale
 .  We must remain balanced in the execution of our strategies

                             What To Expect In 2002

 .  Increase consolidated earnings to the range of $1.60 - $1.70 per share;
   maintain double-digit earnings growth through strong management of existing businesses and new business acquisitions
 . Execute a breakthrough transaction in the telecommunications business that will bring segment to annualized earnings contribution of at least $3 million this year (5 quarters)
 . Meet corporate financial goals while improving productivity, customer satisfaction, and employee satisfaction

                             What To Expect In 2002

 .  Execute a significant improvement in the regulatory paradigm under which our assets are operated
 . Grow market capitalization to mid-cap level through one or more strategic transactions that are accretive within one year, and support the company's long-term earnings goals

                          Staying on top of our game

                                   Why Scale?
                  Not because the Street likes it, but because
                       major business system requires it

                                  Enterprise
                                    System
                                  [ ] $50 MM

                                     Work
                                   Management
                                    System
                                  [ ] $15 MM

                                   Customer
                              Information System
                                  [ ] $75 MM

                              Automated Dispatch
                                  [ ] $30 MM

                              Scale Implications
          2 million customers:        $1.42/customer/month
          5 million customers:        $0.56/customer/month

                             Same Message for 2002:
                           "Watch For The Milestones"

    .  Georgia Technical Conference    . Georgia
    .  CRO on board                      regulatory
    .  VNG/Enron                         resolution                                              . AGLN full
    .  Georgia Capacity Plan           . SouthStar restructuring    . Jurisdictional               network in
    .  Heritage restructuring          . Trading contributions        restructuring(s)             service
_________________|___________________________|__________________________|______________________________|_____________________
                 |                           |                          |                              |
                 1Q                         2Q                         3Q                             4Q

                  . More best practices in the base business
                      . Transaction(s) to increase scale

                           It Doesn't Get Much Better
                               Than Investing...


                                    ...Here

SEQUENT ENERGY MANAGEMENT

------------------------------
AGL Resources Analysts Meeting


Rick Duszynski
President and CEO
November 2, 2001

                                                    [LOGO]

     [LOGO]


Agenda                  . Sequent Energy Management sees opportunity for growth
                          by creating an efficient market for energy in the Southeastern United States and related opportunities nationally.

                        . Sequent has a solid business vision to capitalize on
                          these opportunities, and we have built a staff capable of delivering on this vision.

                        . Sequent has already made great strides toward building
                          this new growth engine for AGL Resources and sees a bright future.

     [LOGO]

                      U.S. Natural Gas Wholesale Markets



                              [MAP APPEARS HERE]

     [LOGO]

                      U.S. Natural Gas Wholesale Markets


                              [MAP APPEARS HERE]

Sequent's
Market Area

                              [MAP APPEARS HERE]

[LOGO]

AGL
Resources
Firm
Transportation
Capacity                     . Atlanta Gas Light Company, Virginia Natural Gas
                               and Chattanooga Gas Company have a significant advantage in firm transportation capacity over other Southeastern U.S. market participants. And Sequent has standby access to all these AGL Resources LDC assets.

[LOGO]

AGL Storage
Contract
Capacity                . Through AGL Resources LDC assets, Sequent has physical
                          control over a significant amount of storage capacity.


                                [GRAPH APPEARS HERE]

                        . Sequent also has the opportunity to economically
                          dispatch AGLR's LNG assets. These assets represent 33 percent of the LNG liquefaction capacity and 24 percent of the storage capacity in the region.

[LOGO]

Asset Listing

                  Firm Transportation     Dekatherms
                  -------------------     ----------
                    AGLC/1/                  958,000
                    VNG/2/                   138,752
                    CGC/3/                    73,250
                    Sequent                   30,000
                                          ----------
                  Total                    1,170,002


                  Storage                        BCF         Dth Deliverability
                  -------                        ---         ------------------
                    AGLC (Retained)             23.9                    494,661
                    VNG                          7.2                    196,688
                    CGC                          3.6
                                          ----------         ------------------
                                                34.7                    691,349

                  LNG                            BCF         Dth Deliverability
                  ---                            ---         ------------------
                    AGLC                        6.20                    870,000
                    VNG                         0.88                     52,090
                    CGC                         1.20                     70,000
                    Sequent                     0.43                     42,700
                                          ----------         ------------------
                  Total                         8.71                  1,034,790

                  --------
                  /1/ Does not include 870,000 Dth LNG deliverability or 494,700
                      Dth of storage deliverability.
                  /2/ Does not include 52,000 LNG deliverability or 196,700 Dth of storage deliverability.
                  /3/ Does not include 70,000 Dth of LNG on system
                      deliverability.

[LOGO]

Sequent's
Market Area

                              [MAP APPEARS HERE]

[LOGO]

Wholesale Gas
Marketing
Commercial
Activities              . Asset Optimization focuses on capturing the value from
                          idle or underutilized assets, typically by employing transactions that balance the needs of varying markets.

                        . Arbitrage occurs when traders take advantage of market
                          price differences between

                             - Supply/delivery points on gas pipelines.

                             - Supply/delivery points in different geographic
                               regions.

                             - Supply/delivery at some specific point at
                               different points in time.

                        . Gas purchase and sales activities can be relatively
                          straightforward or highly complex.

                        . Other opportunities include providing asset
                          management, gas supply services and system optimization to other LDCs or commercial third parties.

[LOGO]

Sequent's
Market Area

                              [MAP APPEARS HERE]

[LOGO]

Sequent's
Market Area     . Population growth in Alabama, Georgia, the Carolinas and
                  Virginia has been almost 7.0 percent in five years, compared to 4.7 percent for the total United States.

                . Five-year growth of connected gas customers in the region:

                     - 14.7 percent for residential

                     - 36.3 percent for commercial

                     - 33.0 percent of industrial

[LOGO]

                         [OFFICE PICTURE APPEARS HERE]

[LOGO]

                       [ORGANIZATION CHART APPEARS HERE]

[LOGO]

Accomplishments

                . Sequent now has over 80 approved counter parties across the range of energy business participants.

                . Trades on ten interstate pipelines.

                . Already trades over 500,000 MMBtu/day of physical gas and up to eight Bcf per day of financial transactions.

                . Expects to reach target staffing levels for traders,
                  management and other employees by year's end.

                . Established prudent risk management policies and mechanisms.

                . Created a commercial credit function and Credit Committee.

                . Augmented legal expertise with an emphasis on commercial contracts, negotiations, risk management and business process.

                . Have begun establishing the Sequent brand ... a company that is smart and trustworthy.

                . Developed relationships with a number of high-potential
                  business partners.

[LOGO]

Revenue
Contributions   . In the first six months,
                  results in the neighborhood of $5 million earnings before income taxes.

                . First full year results?
                  At least 200 percent growth in 2002.

                . Five years out? We want to become

                    The tail that
                    wags the dog.       [PICTURE OF DOG WAGGING TAIL
                                         APPEARS HERE]

[LOGO]

Closing Points
                . We see substantial growth measured in the tens of millions of dollars.

                . Sequent is confident in its business vision because we see so many opportunities ... more than we can presently address until more infrastructure is put in place.

                . Through personal networks, we have recruited an exceptional staff of seasoned professionals.

                . Sequent has gained rapid marketplace acceptance because we approach the business from the perspective of the utility/industrial consumer.

                                    [LOGO]

Telecommunications           [PICTURE APPEARS HERE]
   Infrastructure:
       Fundamental
     Strategy in a
    Dynamic Market

Eric Martinez
November 2, 2001

                          Location, Location, Location

                 Then and Now ... the Ravages of Rationalization

                                              11/02/00       10/26/01
Potential AGLN Customers                       Stock          Stock         Market
       Nov 2000                 Symbol         Price*         Price*         Cap                 Comment
-------------------------       ------        --------     ------------     ------               -------
  customers/competitors
  ---------------------
Metromedia Fiber Networks        MFNX          $21.56         $ 0.70         .447B       income loss (ttm) $-583.6M

Level 3                          LVLT          $41.69         $ 3.67          1.2B       income loss (ttm) $-2.35B

Global Crossing                  GX            $23.63         $ 1.24        $ 1.02B      income loss (ttm) $-2.11B

Espire                           ESPIQ         $ 2.19        Chapter 11

360 Networks                     TSIX          $18.56        Chapter 11

      customers
      ---------
AT&T                             T             $16.09         $16.01         55.6B      income loss (ttm) $-4.94B

Sprint                           FON           $22.00         $19.96         19.5B      income gain (ttm) $865M

WorldCom                         WCOM          $17.56         $13.38         39.2B      income gain (ttm) $1.69B


                                 Business Model

 .  Core competency in building infrastructure
   - Install telecommunication infrastructure all over metropolitan Atlanta . Atlanta sixth in the nation on bandwidth
 .  Lease infrastructure to carriers and large enterprise customers
   -  Conduit Leasing
   -  Dark Fiber Leasing
   -  Location, Location, Location

                              Mission and Tactics


    Be the largest carrier-neutral wholesale network in greater metropolitan Atlanta, capitalizing on our core competency of installing and operating underground infrastructure at the industry's lowest cost

 .   Provision / Supply
    -  Install telecommunication infrastructure all over metropolitan Atlanta
    - Opportunistically purchase distressed networks at costs below risk adjusted construction costs
 .   Lease infrastructure to carriers using IRU structure
    -  Conduit leasing
    -  Dark Fiber leasing
    -  Closed position fiber swaps
 .   Penetrate enterprise market with dark fiber leasing

                                 Our Milestones
                        Business Accomplishments in 2000

                             [CHART APPEARS HERE]

                                No Big Mistake
                          Opportunistic around others

                           We Act on the Fundamentals

 .  Metropolitan Atlanta is a $2 billion annual retail revenue market; dwarfs all other southeast markets
 .  BellSouth, the incumbent has significantly reduced capital expenditures; does not enable increased penetration by IXC customers
 .  Atlanta is extremely difficult to build infrastructure (permitting, rock, moratoriums, work rules)
 .  Many areas around metropolitan Atlanta are void of fiber
 .  Rationalization of market leaves survivors unable to commit to or support large scale builds of infrastructure
 .  Enterprise market impatient to switch to fiber-based data

                          We Act on the Fundamentals

                             [CHARTS APPEAR HERE]

                           Purchase the ACSI Network

         Original Plan    +     ACSI Purchase    =    Marriage of Both

                              [MAPS APPEAR HERE]

                               Buy Versus Build


Purchase ACSI Network                     Why Purchase?
 .  E.spire in bankruptcy                  .  Substantially funded by
 .  Conduit network                           contracted customers
 .  Includes all manholes                  .  Cheaper to buy than
   and handholes                             build
 .  Expansive footprint                    .  Demand in Atlanta
 .  Seven main areas                          supports the business
   served                                    case
                                          .  Chapter 7 risks - long
[PICTURE APPEARS HERE]                       term defense
                                          .  First mover; speed to
                                             market

                       Opportunities around the Purchase

What We Have                             Construction Risks
 .  Largest network in metropolitan       .  Cities and permitting authorities
   Atlanta virtually overnight              welcome transaction
   -  Footprint 160 miles                .  Construction moratoriums no
   -  1,000 Conduit Miles                   longer a risk
   -  36,000 Fiber Miles                 Timing Risks
 .  Network touches ILEC offices,         .  In market 12 to 18 months
   IXC pops, datacenters, etc.              earlier
 .  Major business districts served       .  Cash flow begins earlier
   - Downtown, Midtown,                  Business Case
   Buckhead, Galleria, Hartsfield        .  Ability to transform model from
   Airport, Sandy Springs,                  (POP to POP) to (POP to
   Norcross, Alpharetta, Roswell            enterprise)
 .  Customers requiring off               .  Over 2,000 multi-tenant
   network access will be                   commercial buildings "on
   significantly shorter and timelier       network"
   than competitors

                              How Do We Get There?

 .  Products - Conduit, Dark Fiber
 .  20 year IRUs
   -  Money up front
   -  Over time
 .  "Smart Build" - customers pay the way for
   build
 .  Excess capacity in all builds or purchases
 .  Concentrate on the major IXCs

                               Enterprise Market

 .  Found untapped market in Atlanta
   -  Only carrier with local presence
   -  Well recognized name and standing in the community
 . Identified 90 enterprise customers in Atlanta with significant bandwidth which could utilize dark fiber
   -  Cost reduction
   -  Provides more bandwidth without increasing costs
   -  Sell retail
 .  Deals Closed - Major Bank
 . Consortium deal pending with research university, local hospitals, and CDC

                         How Do We Get There - Trading

 .  Closed end trades
 .  Allows AGLN to enter higher value markets
   -  Follow the customer
 .  Increases the value of the existing asset base

                                  Financials

 .  Premise of Business
   -  Retail revenue and bandwidth increasing (6% growth
      rate in revenue)
   -  Significant barrier to entry - building network
 .  Ability to sell or lease depending on conditions
 .  Excess capacity for the long term
 .  Ramifications of the terrorist attack on 9-11-01
 .  Target for 2002       $3 million earnings

                              Metro Atlanta Plan

                             [CHART APPEARS HERE]

                                 What is Next?

 .  Model adapting from POP to POP into POP
   to enterprise
 .  Lateral strategy - the real last mile
   -  Fiber in gas for laterals - patent pending
 .  Maximize the opportunity in Atlanta

                          It Doesn't Get Much Better
                               Than Investing...

                                 ...Right Here


                            [GRAPHIC APPEARS HERE]

                         Financial Overview of FY2001

                            and Outlook for FY2002




                              Richard T. O'Brien
             Executive Vice President and Chief Financial Officer

                                AGLR Segments

                            Fiscal Year Comparison

                      Earnings Before Interest and Taxes




                             [GRAPH APPEARS HERE]

                          Major Variances by Segment

                             for Fiscal Year 2001
                             (dollars in millions)





             Variances                                     Amount        EPS
--------------------------------------------------------   ------       ------

Distribution Operations                                     64.7        $ 0.73
--------------------------------------------------------   ------       ------
VNG acquisition                                            $50.0        $ 0.57

Colder than normal weather in Virginia experienced
primarily in the first quarter                             $ 3.5        $ 0.04

Increase in base rate revenue due to additional
spending for pipeline replacement program and
customer growth                                            $11.2        $ 0.13

Wholesale Services                                         $ 1.5        $ 0.02
--------------------------------------------------------   ------       ------
Increase in margin due to asset management transactions    $10.6        $ 0.12

Increase in operating expenses due to establishment of
Sequent                                                    $(6.5)       $(0.07)

Loss on termination of Etowah                              $(2.6)       $(0.03)

                          Major Variances by Segment

                             for Fiscal Year 2001
                             (dollars in millions)


                 Variance                                    Amount       EPS
------------------------------------------------------       ------      ------
Energy Investments                                           $  3.2      $ 0.04
------------------------------------------------------       ------      ------

Gain on sale of Utilipro this year                           $ 10.1      $ 0.11

Reduction of loss due to sale of Utilipro                    $  3.1      $ 0.04

Gain on sale of Propane last year                            $(13.1)     $(0.15)

Increase in operating expenses due to establishment of
AGL Networks                                                 $ (2.4)     $(0.03)

Increase in SouthStar income due to colder than normal
weather experienced primarily in the second quarter, net
of unbilled revenue adjustment                               $  5.5      $ 0.06

Corporate                                                    $  0.8      $ 0.01
------------------------------------------------------       ------      ------
Interest                                                     $(39.7)     $(0.45)
------------------------------------------------------       ------      ------
Increase in interest expense due to acquisition of VNG and increased working capital requirements

                                 AGLR Segments

                            Fiscal Year Comparison

                      Earnings Before Interest and Taxes


                             [GRAPH APPEARS HERE]

                         Financial Reporting Philosophy



 .  Visibility vs. opaqueness of financial results and financial condition

 .  Disciplined and informed financial "back office" and risk management

 . Thoughtful approach to the impact of developing accounting trends and their impact on ATG and our related reporting requirements

 . Financial and management insight into "Other Income" entities-- SouthStar and Heritage Propane

                                 Balance Sheet
                             For Fiscal Year 2001
                             (dollars in millions)

                                                                  Increase/
Assets                                 9/30/01       9/30/00      (Decrease)    Variance Explanation
                                       -------       -------      ----------    ----------------------------------------------
  Current Assets                         $217          $100          $118
  Property, Plant and Equipment        $2,055        $1,638          $418       Increase due primarily to VNG acquisition

                                                                                Increase due to recording of $180 in Goodwill for
                                                                                VNG acquisition and increase in Unrecovered
  Deferred Debits And Other Assets     $1,095          $851          $245       Environmental Response Cost asset. In addition,
                                                                                an Unrecovered Pipeline Replacement asset was
                                                                                recorded of $525 for FY01 and $568 in FY00. Offset
                                                                                for both unrecovered assets are recorded in
                                                                                Long-term liabilities.

  Total Assets                         $3,368        $2,588          $780

Liabilities and Capitalization

  Short-Term & Current Long-Term Debt    $348          $161          $187

                                                                                Increase due primarily to accounts payable for
  Current Liabilities                    $238          $124          $114       Sequent asset management activities and an increase
                                                                                of $33 in miscellaneous taxes accrued

  Accumulated Deferred Income Taxes      $256          $250            $6

  Long-Term Liabilities                  $744          $719           $24

  Deferred Credits                        $46           $49           ($3)

  Capitalization                       $1,736        $1,285          $451

  Total Liabilities & Capitalization   $3,368        $2,588          $779


                         Balance Sheet Considerations

 . Improve return on average equity (FY01 = 13.8%) and return on average assets (FY01 = 3.0%)

 .  Maintain adequate reserves

 .  Increase vigilance around the "unconsolidated" entities --
   SouthStar and Heritage Propane

 . Opportunistically deploy equity and "near-equity" to provide growth and stabilize the capital structure

 . Optimize liability portfolio to prudently balance risks with opportunities to benefit from changes in interest rates.

                               Capital Structure

                             (September 30, 2001)



                             [GRAPH APPEARS HERE]




                      Debt-to-Total Capitalization:  68%

                                 Debt Analysis

[PIECHART APPEARS HERE]                                     [CHART APPEARS HERE]

                      AGLR Sources and Uses of Cash Flow

                             FY 2001 (in millions)



                             [CHART APPEARS HERE]

                                  Cash Flows


 .  Focus on capital efficiency and effectiveness

   --Better processes around timing/amount of capital spending

 .  Improve coverage ratios

 . Continuously improve cash forecasting processes and cash realizations from each business

                                  ATG Summary

 .  Business fundamentals are good

 .  Continued, strong discipline around cost controls

 .  Improving regulatory strategy

 . Great management team--focused on fundamentals, but continuously aware of growth opportunities

 .  Solid investment-grade ratings

                                   Valuation
                                   ---------

                                               Gas
                                              Disco
Measures                        ATG         Peer Group
-----------------------------------------------------------
Current price as % of 2001      84%             85%
high price ($24.50)

Dividend Yield                 5.3%            4.8%

2001 P/E                      13.8x           14.1x

2002 P/E                      13.7x           13.9x

                                   APPENDIX

                        Selected Financial Information
                              By Business Segment
                                   1Q FY2001

               Distribution       Wholesale      Energy
                Operations        Services     Investments    Corporate       Consolidated
                  Segment          Segment       Segment       Segment     AGL Resources Inc.
               ------------       ---------    -----------    ---------    ------------------

For the Three Months Ended December 31
Revenues
    2000          $285.6            $ 5.2          $ 4.2        $(0.2)            $294.8
    1999           133.6             37.7           11.0           --              182.3

Operating Margin
    2000           158.8              1.2            4.2         (0.2)             164.0
    1999           118.4              1.1            8.2           --              127.7

Operating Expenses
    2000            97.6              0.3            5.6          5.2              108.7
    1999            81.8               --            9.2          3.2               94.2

Earnings Before Interest and Taxes
    2000            62.2              0.4            5.4         (7.5)              60.5
    1999            38.4              1.1            4.2         (3.3)              40.4

                        Selected Financial Information
                              By Business Segment
                                   2Q FY2001


                                                 Distribution    Wholesale         Energy
                                                  Operations     Services        Investments     Corporate         Consolidated
                                                    Segment       Segment          Segment        Segment        AGL Resources Inc.
                                                 ------------    --------        -----------     ---------       ------------------
For the Three Months Ended March 31

Revenues
       2001                                         $307.9         $38.6           $ 3.8           $ 0.3             $350.6
       2000                                          140.3           5.4            14.3             0.1              160.1

Operating Margin
       2001                                          164.6          12.4             3.8            (4.5)             176.3
       2000                                          120.6           0.1             8.7               -              129.4

Operating Expenses
       2001                                           98.3           1.7             6.1             5.5              111.6
       2000                                           85.1             -             9.8            (3.0)              91.9

Earnings Before Interest and Taxes
       2001                                           67.2          10.0            35.1            (5.5)             106.8
       2000                                           36.5           0.1            10.3             3.0               49.9


                        Selected Financial Information
                              By Business Segment
                                   3Q FY2001


        Distribution  Wholesale      Energy
         Operations   Services     Investments   Corporate      Consolidated
          Segment      Segment       Segment      Segment    AGL Resources Inc.
        ------------  ---------    -----------   ---------   ------------------

For the Three Months Ended June 30

Revenues
    2001    $168.3      $30.7         $0.0        $(23.3)          $175.7
    2000     125.9       (0.3)         6.2           -              131.8

Operating Margin
    2001     139.6       (0.8)          -           (0.1)           138.7
    2000     114.6       (0.3)         5.8           0.1            120.2

Operating Expenses
    2001      97.5        1.7          1.2          (2.8)            97.6
    2000      75.4         -           7.9          (1.5)            81.8

Earnings Before Interest and Taxes
    2001      44.5       (1.4)        (5.5)          0.4             38.0
    2000      39.5       (0.3)        (3.7)          1.1             36.6

                        Selected Financial Information
                              By Business Segment
                                   4Q FY2001


                   Distribution    Wholesale       Energy
                    Operations      Services    Investments   Corporate    Consolidated
                      Segment       Segment       Segment      Segment   AGL Resources Inc.
                   ------------    ---------    -----------   ---------  ------------------

For the Three Months Ended September 30

Revenues
      2001           $152.5          $93.3          $1.2        ($18.8)        $228.2
      2000            125.3            4.0           3.9             -          133.2

Operating Margin
      2001            129.4           (0.2)            -           5.5          134.7
      2000            113.7            1.1           3.4             -          118.2

Operating Expenses
      2001             91.2            2.7           0.2          (7.2)          86.9
      2000             81.5            0.1           6.8           1.4           89.8

Earnings Before Interest and Taxes
      2001             41.6           (5.5)        (15.0)          9.9           31.0
      2000             36.4            1.0           6.7          (5.0)          39.1


                        Selected Financial Information
                              By Business Segment
                               Fiscal Year 2001


               Distribution  Wholesale     Energy
                Operations   Services   Investments    Corporate      Consolidated
                  Segment     Segment     Segment       Segment    AGL Resources Inc.
-------------------------------------------------------------------------------------
For the Twelve Months Ended September 30

Revenues
  2001            $914.3      $167.8     $ 9.2         $(42.0)       $1,049.3
  2000             525.1        46.8      35.4            0.1           607.4

Operating Margin
  2001             592.4        12.6       8.0            0.7           613.7
  2000             467.3         2.0      26.1            0.1           495.5

Operating Expenses
  2001             384.6         6.4      13.1            0.8           404.9
  2000             323.8         0.1      33.7            0.1           357.7

Earnings Before Interest and Taxes
  2001             215.5         3.5      20.0           (2.8)          236.2
  2000             150.8         1.9      17.5           (4.2)          166.0
